UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

January 10, 2005
(Date of earliest event reported)

Gasel Transportation Lines, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-30185	311239328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

County Road 10, Route 4, Box 181A, Marieta, OH	45750
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (740) 373-6479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 10, 2005 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated January 10, 2005

Exhibit Index
99.1	Press release dated January 10, 2005

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasel Transportation Lines, Inc. (Registrant)
January 10, 2005 (Date)	/s/ MICHAEL J. POST Michael J. Post President